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


   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 21, 1998

                                                      REGISTRATION NO. 333-52671
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                              ENFINITY CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                               1711                      59-3475197
(State or other jurisdiction       (Primary Standard Industrial      (I.R.S. Employer
of incorporation or organization)   Classification Code Number)    Identification Number)

                              400 LAKE RIDGE DRIVE
                              SMYRNA, GEORGIA 30082
                                 (770) 431-1470
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                              --------------------

                                RODNEY C. GILBERT
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                              ENFINITY CORPORATION
                              400 LAKE RIDGE DRIVE
                              SMYRNA, GEORGIA 30082
                                 (770) 431-1470
              (Name and address, including zip code, and telephone
               number, including area code, of agent for service)

                              --------------------

                                   COPIES TO:

 CHRISTOPHER T. JENSEN, ESQ.                              NEIL GOLD, ESQ.
MORGAN, LEWIS & BOCKIUS LLP                        FULBRIGHT & JAWORSKI L.L.P.
      101 PARK AVENUE                                   666 FIFTH AVENUE
NEW YORK, NEW YORK  10178                          NEW YORK, NEW YORK 10103
     (212) 309-6000                                     (212) 318-3000

                              --------------------
================================================================================





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



            On May 14, 1998, Enfinity Corporation (the "Registrant") filed a Registration Statement on Form S-1 (Reg. No. 333-52671) with the Securities and Exchange Commission (the "Registration Statement") relating to the proposed sale by the Registrant of up to 9,200,000 shares of the Registrant's Common Stock (the "Offering"). Due to current market conditions, the Registrant and the representatives of the several underwriters have decided not to proceed with the Offering at this time. The Registrant hereby amends the Registration Statement to deregister the 9,200,000 shares registered in connection with the Offering.

                                     -1-



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 21st day of September, 1998.

                                          ENFINITY CORPORATION

                                          By:      *
                                            ---------------------------
                                            Rodney C. Gilbert
                                            Chairman of the Board and
                                            Chief Executive Officer

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 has been signed by the following persons in the capacities and on the date indicated.


      SIGNATURE                     CAPACITY IN WHICH SIGNED          DATE
      ---------                     ------------------------          -----
         *                      Chairman of the Board                 September 21, 1998
------------------------        and Chief Executive Officer
Rodney C. Gilbert               (Principal Executive Officer)

         *                      President and Director                September 21, 1998
------------------------
William M. Dillard

/s/  Marty R. Kittrell         Executive Vice President and Chief     September 21, 1998
------------------------       Financial Officer (Principal
Marty R. Kittrell              Financial and Accounting Officer)

         *                     Director                               September 21, 1998
------------------------
William J. Lynch

* /s/  Marty R. Kittrell
------------------------
    Attorney-In-Fact


                                     -2-